Rule 497(e)
Registration No. 33-11371
File No. 811-4982

HEARTLAND GROUP, INC.
Heartland Select Value Fund
Heartland Value Plus Fund
Heartland Value Fund

_____________________________________________

Supplement Dated May 22, 2006
to
Prospectus and Statement of Additional Information Dated May 1, 2006

_____________________________________________

Change in Advisory Fee

At a meeting on May 19, 2006, the Board of Directors and Heartland Advisors, Inc. agreed to implementing a breakpoint in the advisory fee schedule for the Select Value Fund. Under the new schedule, the fee will be as follows:

▪	0.75% on the average daily net assets up to $1 billion; and
▪	0.70% on the average daily net assets in excess of $1 billion

Change in Portfolio Manager

Eric J. Miller, a member of the teams of investment professionals that manage the Value Plus and Value Funds, has announced that effective May 26, 2006, he is resigning from his positions with the Funds and with Heartland Advisors, Inc. to pursue other interests. Hugh F. Denison, a member of the team of investment professionals that manages the Select Value Fund, will rejoin William J. Nasgovitz and Bradford A. Evans to also help manage the Value Fund in place of Mr. Miller. The Advisor presently does not intend to add a new member to the team that manages the Value Plus Fund in place of Mr. Miller. D. Rodney Hathaway and Bradford A. Evans will continue to manage that Fund.

Mr. Miller also has resigned from his position as Chief Executive Officer of Heartland Group, Inc. The Board of Directors has appointed David C. Fondrie to serve as Chief Executive Officer in place of Mr. Miller.